COMSTOCK RESOURCES, INC.
                          1999 Long-Term Incentive Plan

                                   I. GENERAL

     1. Purpose. The COMSTOCK RESOURCES, INC. 1999 Long-term Incentive Plan (the "1999 Plan") has been established by COMSTOCK RESOURCES, INC. (the "Company") to:

         (a)  attract and retain key executive and managerial employees;

         (b)  motivate   participating   employees,   by  means  of  appropriate
              incentive, to achieve long-range goals;

         (c) attract and retain well-qualified individuals to serve as members of the Company's Board of Directors;

         (d) provide incentive compensation opportunities which are competitive with those of other public corporations; and

         (e)  further  identify  Participants'   interests  with  those  of  the
              Company's other stockholders through compensation alternatives based on the Company's common stock;

and thereby promote the long-term financial interest of the Company and its Subsidiaries, including the growth in value of the Company's equity and enhancement of long-term shareholder return.

     2. Effective Date. Subject to the approval of the holders of a majority of the Stock of the Company present, or represented and entitled to vote at the Company's 1999 annual meeting of its stockholders, the 1999 Plan shall be effective as of April 1, 1999, provided, however, that awards made under the 1999 Plan prior to such approval of the 1999 Plan by stockholders of the Company are contingent on such approval of the 1999 Plan by the stockholders of the Company and shall be null and void if such approval of the stockholders of the Company is withheld. Further, in addition to any other restrictions on transferability set forth herein, no Participant shall have any right to sell, assign, transfer, pledge or place any encumbrance on any award or Stock underlying an award prior to such stockholder approval of this 1999 Plan. The 1999 Plan shall be unlimited in duration; provided, however, that no awards of Incentive Stock Options may be made under the 1999 Plan after ten years from the earlier of the date of its adoption by the Board or the date of its approval by the stockholders of the Company.

     3. Definitions. The following definitions are applicable to the 1999 Plan.

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means the Compensation Committee of the Board.

     "Disability" means the inability of a Participant, by reason of a physical or mental impairment, to engage in any substantial gainful activity, of which the Board shall be the sole judge.

     Effective Date" means April 1, 1999.

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     "Fair Market Value" of any Stock means, as of any date, the last sale price for such Stock as reported by the New York Stock Exchange (or by the principal consolidated transaction reporting system for any other national securities exchange which is the principal exchange on which the stock is listed or accepted for trading) on the date or, if Stock is not traded on that date, on the next preceding date on which Stock was traded.

     "Non-employee Director" means each member of the Board who is not a full-time employee of the Company.

     "Option Date" means, with respect to any Stock Option, the date on which the Stock Option is awarded under the 1999 Plan.

     "Participant" means (i) any employee of the Company or any Subsidiary who is selected by the Board or Committee to participate in the 1999 Plan; and (ii) to the extent provided in paragraphs I.5(b) and III.2, any Non-employee Director, to the extent provided in paragraph I.5(b).

     "Performance Unit" shall have the meaning ascribed to it in Part V.

     "Permitted Transferees" means members of the immediate family of the Participant, trusts for the benefit of such immediate family members, and partnerships in which substantially all of the interests are held by the Participant and members of his or her immediate family. An immediate family member shall mean any descendant (children, grandchildren and more remote descendants), including step-children and relationships arising from legal adoption, and any spouse of a Participant or a Participant's descendant.

     "Related Company" means any corporation during any period in which it is a Subsidiary, or during any period in which it directly or indirectly owns 50% or more of the total combined voting power of all classes of stock of the Company that are entitled to vote.

     "Restricted Period" has the meaning ascribed to it in Part IV.

     "Restricted Stock" has the meaning ascribed to it in Part IV.

     "Retirement" means (i) termination of employment in accordance with the retirement procedures set by the Company from time to time; (ii) an employee's termination of employment or a Non-employee Director's ceasing to serve as a member of the Board because of Disability; or (iii) an employee's termination of employment or a Non-employee Director's ceasing to serve as a member of the Board voluntarily with the consent of the Company (of which the Committee shall be the sole judge).

     "Stock" means the Company's common stock, $.50 par value per share.

     "Stock Option" means the right of a Participant to purchase Stock pursuant to an Incentive Stock Option or Non-Qualified Option awarded pursuant to the provisions of the 1999 Plan.

     "Subsidiary" means any corporation during any period of which 50% or more of the total combined voting power of all classes of stock entitled to vote is owned, directly or indirectly, by the Company.

     4. Administration. The authority to manage and control the operation and administration of the 1999 Plan shall be vested in the Committee. Subject to the provisions of the 1999 Plan, the Committee will have authority to select employees to receive awards of Stock Options, Restricted Stock and/or Performance Units, to determine the time or times of receipt, to determine the types of awards and the number of shares covered by the awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such awards, to determine the number and value of Performance Units awarded and


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earned,  and to cancel or suspend awards.  In making such award  determinations, the Committee may take into account the nature of services rendered by the employee, his or her present and potential contribution to the Company's success and such other factors as the Committee deems relevant. The Committee is authorized to interpret the 1999 Plan, to establish, amend, and rescind any rules and regulations relating to the 1999 Plan, to determine the terms and provisions of any agreements made pursuant to the 1999 Plan, and to make all other determinations that may be necessary or advisable for the administration of the 1999 Plan.

     A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the acts of the Committee, unless provisions to the contrary are embodied in the Company's Bylaws or resolutions duly adopted by the Board. All actions taken and decisions and determinations made by the Board or the Committee pursuant to the Plan shall be binding and conclusive on all persons interested in the 1999 Plan. No member of the Board or the Committee shall be liable for any action or determination taken or made in good faith with respect to the 1999 Plan.

     Notwithstanding the foregoing, all authority to exercise discretion with respect to the participation in the 1999 Plan of persons who are "officers" within the meaning of the applicable Securities and Exchange Commission rules relating to Section 16 of the Securities Exchange Act of 1934, as amended, and/or directors of the Company, or the timing, pricing and amounts of awards granted under the 1999 Plan to such officers and directors, shall be vested in
(a) the Board, or (b) the Committee, if consisting of two or more directors each of whom is a non-employee director within the meaning ascribed to such term in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or within any successor definition or any successor rule.

     5. Participation. (a) Employees. Subject to the terms and conditions of the 1999 Plan, the Committee shall determine and designate, from time to time, the key executives and managerial employees of the Company and/or its Subsidiaries who will participate in the 1999 Plan. In the discretion of the Committee, an eligible employee may be awarded Stock Options, Restricted Stock or Performance Units or any combination thereof, and more than one award may be granted to a Participant. Except as otherwise agreed to by the Company and the Participant, any award under the 1999 Plan shall not affect any previous award to the Participant under the 1999 Plan or any other plan maintained by the Company or its Subsidiaries.

         (b) Non-employee Directors. Each Non-employee Director shall be granted without further action by the Board or the Committee a Non-Qualified Stock Option to purchase 10,000 shares of Stock at the close of business of each annual meeting of stockholders of the Company. An individual who is first elected and commences serving as a Non-employee Director shall also be granted without further action by the Board or the Committee a Non-Qualified Stock Option for 10,000 shares of Stock on the date of such election as a director.

     The Non-Qualified Stock Options shall be fully vested and exercisable by each Non-employee Director after the Director has completed six continuous months of service as a member of the Board after the Option Date (unless his service terminates during such period by reason of death or Disability). The term of each Non-Qualified Stock Option shall be five years from the Option Date, and the exercise price shall be 100% of the Fair Market Value of a share of Stock as of the Option Date. The full purchase price of each share of Stock purchased upon exercise of a Non-Qualified Stock Option shall be paid in the manner set forth in Article III, paragraph 3 hereof. All outstanding options become 100% vested and exercisable if service as a member of the Board terminates by reason of death, Disability or Retirement.

     6. Shares Subject to the 1999 Plan. The shares of Stock with respect to which awards may be made under the 1999 Plan shall be either authorized and unissued shares or authorized and issued shares held in the treasury by the Company (including, in the discretion of the Committee, shares purchased in the market).


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         (a) Awards to Employees.  Subject to the provisions of paragraph  I.10, the number of shares of Stock available under the 1999 Plan for the grant of Stock Options, Performance Units and Restricted Stock to key executive and managerial employees shall not exceed 1,200,000 shares in the aggregate. The number of shares of Stock available under the 1999 Plan for the grant of non-qualified stock options, Performance Units and Restricted Stock shall be increased, as of the first day of each fiscal year commencing January 1, 2000, , by one percent (1%) of the then current number of shares of Stock outstanding. In addition, shares of Stock available under the 1991 Long-Term Incentive Plan (the "1991 Plan") which remain available at the Effective Date of the 1999 Plan (58,630 shares) shall be available for grant under the 1999 Plan. If, for any reason, any award under the 1999 Plan or the 1991 Plan otherwise distributable in shares of Stock, or any portion of the award, shall expire, terminate or be forfeited or canceled, or be settled in cash pursuant to the terms of the 1999
Plan  or  the  1991  Plan  and,  therefore,   any  such  shares  are  no  longer
distributable under the award, such shares of Stock shall again be available for award under the 1999 Plan.

         (b) Awards to Non-Employee Directors. Subject to the provisions of paragraph I.10, the number of shares of Stock available under the 1999 Plan for the grant of Options to Non-employee Directors shall not exceed 225,000 shares, which includes 170,000 shares remaining available from the 1991 Plan for grant to Non-employee Directors at the Effective Date. The number of shares of Stock available under the 1999 Plan for the grant of Options to Non-employee Directors shall be increased, as of the first day of each fiscal year commencing January 1, 2000, by 50,000 shares. If, for any reason, any Option award to a Non-employee Director under the 1999 Plan or the 1991 Plan, or any portion of such award, shall expire, terminate or be forfeited or canceled, or be settled in cash pursuant to the terms of the 1999 Plan or the 1991 Plan and, therefore, any such shares are no longer distributable under the award, such shares of Stock shall again be available for award to Non-employee Directors under the 1999 Plan.

     7. Compliance With Applicable Laws and Withholding of Taxes. Notwithstanding any other provision of the 1999 Plan, the Company shall have no liability to issue any shares of Stock under the 1999 Plan unless such issuance would comply with all applicable laws and the applicable requirements of any securities exchange or similar authority. Prior to the issuance of any shares of Stock under the 1999 Plan, the Company may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing as amended, the shares. In the case of a Participant who is subject to Section 16(a) and 16(b) of the Securities Exchange Act of 1934, as amended, the Committee may, at any time, add such conditions and limitations to any election to satisfy tax withholding obligations through the withholding or surrender of shares of Stock as the Committee, in its sole discretion, deems necessary or desirable to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom. All awards and payments under the 1999 Plan to employees are subject to withholding of all applicable taxes, which withholding obligations may be satisfied, with the consent of the Committee, through the surrender of shares of Stock which the Participant already owns, or to which a Participant is otherwise entitled under the 1999 Plan.

     8. Transferability. Incentive Stock Options, Performance Units, and, during the period of restriction, Restricted Stock awarded under the 1999 Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution. Incentive Stock Options may be exercised during the lifetime of the Participant only by the Participant or his guardian or legal representative. If expressly permitted by the terms of the stock option agreement, Non-Qualified Stock Options may be transferred by a Participant to Permitted Transferees, provided that there is not any consideration for the transfer.

     9. Employment and Stockholder Status. The 1999 Plan does not constitute a contract of employment, and selection as a Participant will not give any employee the right to be retained in the employ of the Company or any Subsidiary. The 1999 Plan does not constitute or serve as evidence of an agreement or understanding, express or implied, that the Company will retain a director for any period of time. Subject to the provisions of paragraph IV.3(a),


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no award under the 1999 Plan shall confer upon the holder thereof any right as a stockholder of the Company prior to the date on which he fulfills all service requirements and other conditions for receipt of shares of Stock. If the redistribution of shares is restricted pursuant to paragraph I.7, certificates representing such shares may bear a legend referring to such restrictions.

     10. Adjustments to Number of Shares Subject to the 1999 Plan. In the event of any change in the outstanding shares of Stock of the Company by reason of any stock dividend, split, spinoff, recapitalization, merger, consolidation, combination, exchange of shares or other similar change, the aggregate number of shares of Stock with respect to which awards may be made under the 1999 Plan, the terms and the number of shares of any outstanding Stock Options, Performance Units, or Restricted Stock, and the purchase price of a share of Stock under Stock Options, may be equitably adjusted by the Committee in its sole discretion.

     11. Change in Control. Notwithstanding any other provision of the 1999 Plan, in the event of a change in control, all outstanding Stock Options and Restricted Stock will automatically become fully exercisable and/or vested, and Performance Units may be paid out in such manner and amounts as determined by the Committee. For purposes of this paragraph 11, a Change in Control of the Company shall be deemed to have taken place if, without the approval or recommendation of a majority of the then existing Board of the Company:

         (a) a third person shall cause or bring about (through solicitation of proxies or otherwise) the removal or resignation of a majority of the then existing members of the Board or if a third person causes or brings about (through solicitation of proxies or otherwise) an increase in the size of the Board such that the then existing members of the Board thereafter represent a minority of the total number of persons comprising the entire Board;

         (b) a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, becomes the beneficial owner of shares of any class of the Company's stock having 20% or more of the total number of votes that may be cast for the election of directors of the Company;

         (c) the stockholders of the Company approve a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the Company will not survive or will survive only as a subsidiary of another corporation, for the sale or other disposition of all or substantially all of the assets of the Company, or any combination of the foregoing.

     For purposes hereof, a person will be deemed to be the beneficial owner of any voting securities of the Company which it would be considered to beneficially own under Securities and Exchange Commission Rule 13d-3 (or any similar or superseding statute or rule from time to time in effect).

     12. Agreement With Company. At the time of any awards under the 1999 Plan, the Committee will require a Participant to enter into an agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the 1999 Plan and to such additional terms and conditions, not inconsistent with the 1999 Plan, as the Committee may, in its sole discretion, prescribe.

     13. Amendment and Termination of 1999 Plan. Subject to the following provisions of this paragraph 13, the Board may at any time and in any way amend, suspend or terminate the 1999 Plan. No amendment of the 1999 Plan and, except as provided in paragraph I.10, no action by the Board shall, without further approval of the stockholders of the Company, materially increase the total number of shares of Stock with respect to which awards may be made under the 1999 Plan, materially increase the benefits accruing to Participants under the 1999 Plan or materially modify the requirements as to eligibility for participation in the 1999 Plan, if stockholder approval of such amendment is a condition to the availability of the exemption provided by Securities and Exchange Commission Rule 16b-3 or of the Code at the time such amendment is adopted. Further, the formula provisions of paragraph I.5 may be amended no more


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than once every twelve  months,  other than to comport with changes in the Code.
No amendment, suspension or termination of the 1999 Plan shall alter or impair any Stock Option, share of Restricted Stock or Performance Unit previously awarded under the 1999 Plan without the consent of the holder thereof.

                           II. INCENTIVE STOCK OPTIONS

     1. Definition. The award of an Incentive Stock Option under the 1999 Plan entitles the Participant to purchase shares of Stock at a price fixed at the time the option is awarded, subject to the following terms of this Part II.

     2. Eligibility. The Committee shall designate the Participants to whom Incentive Stock Options, as described in section 422A(b) of the Code or any successor section thereto, are to be awarded under the 1999 Plan and shall determine the number of option shares to be offered to each of them. Incentive Stock Options shall be awarded only to key employees of the Company, and no Non-employee Director shall be eligible to receive an award of an Incentive Stock Option. In no event shall the aggregate Fair Market Value (determined at the time the option is awarded) of Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under all plans of the Company and all Related Companies) exceed $100,000.

     3. Price. The purchase price of a share of Stock under each Incentive Stock Option shall be determined by the Committee, provided, however, that in no event shall such price be less than the greater of (a) 100% of the Fair Market Value of a share of Stock as of the Option Date (or 110% of such Fair Market Value if the holder of the Incentive Stock Option owns stock possessing more than 10% of the combined voting power of all classes of stock of the Company or any Related Company) or (b) the par value of a share of Stock on such date. To the extent provided by the Committee, the full purchase price of each share of Stock purchased upon the exercise of any Incentive Stock Option shall be paid in cash or in shares of Stock (valued at Fair Market Value as of the day of exercise), or in any combination thereof, at the time of such exercise and, as soon as practicable thereafter, a certificate representing the shares so purchased shall be delivered to the person entitled thereto.

     4. Exercise. No Incentive Stock Option may be exercised by a Participant after the Expiration Date (as defined in paragraph II.5 below) applicable to that option. Each Option shall become and be exercisable at such time or times and during such period or periods, in full or in such installments as may be determined by the Committee at the Option Date.

     5. Option Expiration Date. The "Expiration Date" with respect to an Incentive Stock Option or any portion thereof awarded to a Participant under the 1999 Plan means the earliest of:

     (a) the date that is 10 years after the date on which the Incentive Stock Option is awarded;

     (b) the date established by the Committee at the time of the award;

     (c) the date that is one year after the Participant's employment with the Company and all Related Companies is terminated because of death or permanent and total disability; as defined in Code Section 22(e)(3); or

     (d) the date that is three months after the date the Participant's employment with the Company and all Related Companies is terminated for reasons other than death or permanent and total disability.


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                        III. NON-QUALIFIED STOCK OPTIONS

     1. Definition. The award of a Non-Qualified Stock Option under the 1999 Plan entitles the Participant to purchase shares of Stock at a price fixed at the time the option is awarded, subject to the following terms of this Part III.

     2. Eligibility. The Committee shall designate the Participants to whom Non-Qualified Stock Options are to be awarded under the 1999 Plan and shall determine the number of option shares to be offered to each of them. No Non-employee Director shall be eligible to receive an award of a Non-Qualified Stock Option except to the extent granted pursuant to the formula set forth in Paragraph I.5(b) above.

     3. Price. The purchase price of a share of Stock under each Non-Qualified Stock Option shall be determined by the Committee; provided, however, that in no event shall such price be less than the greater of (a) 100% of the Fair Market Value of a share of Stock as of the Option Date or (b) the par value of a share of such Stock on such date. To the extent provided by the Committee, the full purchase price of each share of Stock purchased upon the exercise of any Non-Qualified Stock Option shall be paid in cash or by tendering, by either actual delivery of shares or by attestation, shares of Stock (valued at Fair Market Value as of the day of exercise), or in any combination thereof, at the time of such exercise. Shares of Stock acquired pursuant to the exercise of a Non-Qualified Stock Option shall be subject to such conditions, restrictions and contingencies as the Committee may establish in the award agreement. If the Company shall have a class of its Stock registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, an option holder may also make payment at the time of exercise of a Non-Qualified Stock Option by delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker approved by the Company, that upon such broker's sale of shares of Stock with respect to which such option is exercised, it is to deliver promptly to the Company the amount of sale proceeds necessary to satisfy the option exercise price and any required withholding taxes.

     4.  Exercise.   No  Non-Qualified  Stock  Option  may  be  exercised  by  a
Participant after the Expiration Date applicable to that option. Unless otherwise specified herein, each Option shall become and be exercisable at such time or times and during such period or periods, in full or in such installments as may be determined by the Committee at the Option Date.

     5. Option Expiration Date. The "Expiration Date" with respect to a Non-Qualified Stock Option or any portion thereof awarded to a Participant under the 1999 Plan means the earliest of:

     (a) the date established by the Committee at the time of the award or set forth in paragraph I.5(b), as applicable;

     (b) the date that is three months after the employee Participant's employment with the Company and all Subsidiaries or the Non-employee Director Participant's service as a member of the Board is terminated for reasons other than Retirement or death; or

     (c) the date that is three years after the date the employee Participant's employment with the Company and all Subsidiaries or the Non-employee Director Participant's service as a member of the Board is terminated by reason of Retirement or death.


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                              IV. RESTRICTED STOCK

     1. Definition. Restricted Stock awards are grants of Stock to Participants, the vesting of which is subject to a required period of employment and any other conditions established by the Committee or by the terms of this 1999 Plan.

     2. Eligibility. The Committee shall designate the Participants to whom Restricted Stock is to be awarded and the number of shares of Stock that are subject to the award. Restricted Stock shall be awarded only to key employees of the Company, and no Non-employee Director shall be eligible to receive an award of Restricted Stock.

     3. Terms and Conditions of Awards. All shares of Restricted Stock awarded to Participants under the 1999 Plan shall be subject to the following terms and conditions and to such other terms and conditions, not inconsistent with the 1999 Plan, as shall be prescribed by the Committee in its sole discretion and as shall be contained in the agreement referred to in paragraph I.12.

     (a) Restricted Stock awarded to Participants may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, for a period of ten years or such shorter period as the Committee may determine, but no less than three years, after the time of the award of such stock (the "Restricted Period"). Such restrictions shall lapse as to the Restricted Stock in accordance with the time(s) and number(s) of shares as to which the Restricted Period expires, as set forth in the Agreement with the Participant. Except for such restrictions, the Participant as owner of such shares shall have all the rights of a stockholder, including but not limited to the right to vote such shares and, except as otherwise provided by the Committee, the right to receive all dividends paid on such shares.

     (b) The Committee may in its discretion, at any time after the date of the award of Restricted Stock, adjust the length of the Restricted Period to account for individual circumstances of a Participant or group of Participants, but in no case shall the length of the Restricted Period be less than three years.

     (c) Except as otherwise determined by the Committee in its sole discretion, an employee Participant whose employment with the Company and all Subsidiaries terminates prior to the end of the Restricted Period for any reason shall forfeit all shares of Restricted Stock remaining subject to any outstanding Restricted Stock award which have not then vested in accordance with the agreement entered into under paragraph I.12.

     (d) Each certificate issued in respect of shares of Restricted Stock awarded under the 1999 Plan shall be registered in the name of the Participant and, at the discretion of the Committee, each such certificate may be deposited in a bank designated by the Committee. Each such certificate shall bear the following (or a similar) legend:

     "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the COMSTOCK RESOURCES, INC. 1999 Long-Term Incentive Plan and an agreement entered into between the registered owner and COMSTOCK RESOURCES, INC. A copy of such plan and agreement is on file in the office of the Secretary of COMSTOCK RESOURCES, INC., 5005 LBJ Freeway, Suite 1000, Dallas, Texas 75244 or, if the Company changes its principal office, at the address of such new principal office."

     (e) As the Restricted Period for Restricted Stock expires and such restrictions lapse, such Restricted Stock shall be held by a Participant (or his or her legal representative, beneficiary or heir)


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



         free of all  restrictions  imposed by the 1999 Plan and the Agreement.
         Such  shares  shall  nevertheless   continue  to  be  subject  to  any
         restriction imposed under applicable securities laws.

                              V. PERFORMANCE UNITS

     1. Definition. Performance Units are awards to Participants who may receive value for the units at the end of a Performance Period. The number of units earned, and value received for them, will be contingent on the degree to which the performance measures established at the time of the initial award are met.

     2. Eligibility. The Committee shall designate the Participants to whom Performance Units are to be awarded, and the number of units to be the subject of such awards. Performance Units shall be awarded only to key employees of the Company, and no Non-employee Director shall be eligible to receive an award of a Performance Unit.

     3. Terms and Conditions of Awards. For each Participant, the Committee will determine the timing of awards; the number of units awarded; the value of units, which may be stated either in cash or in shares of Stock; the performance measures used for determining whether the Performance Units are earned; the performance period during which the performance measures will apply; the relationship between the level of achievement of the performance measures and the degree to which Performance Units are earned; whether, during or after the performance period, any revision to the performance measures or performance period should be made to reflect significant events or changes that occur during the performance period; and the number of earned Performance Units that will be paid in cash and/or shares of Stock.

     4. Payment. The Committee will compare the actual performance to the performance measures established for the performance period and determine the number of units to be paid and their value. Payment for units earned shall be wholly in cash, wholly in Stock or in a combination of the two, in a lump sum or installments, and subject to vesting requirements and such other conditions as the Committee shall determine. The Committee will determine the number of earned units to be paid in cash and the number to be paid in Stock. For Performance Units awarded in shares of Stock, one share of Stock will be paid for each unit earned, or cash will be paid for each unit earned equal to either (a) the Fair Market Value of a share of Stock at the end of the Performance Period or (b) the Fair Market Value of a share of Stock averaged for a number of days determined by the Committee. For Performance Units awarded in cash, the value of each unit earned will be paid in its initial cash value, or shares of Stock will be distributed based on the cash value of the units earned divided by (a) the Fair Market Value of a share of Stock at the end of the Performance Period or (b) the Fair Market Value of a share of Stock averaged for a number of days determined by the Committee.

     5. Retirement, Death or Termination. A Participant whose employment with the Company and all Subsidiaries terminates during a performance period because of Retirement or death shall be entitled to the prorated value of earned Performance Units, issued with respect to that performance period, at the conclusion of the performance period based on the ratio of the months employed during the period to the total months of the performance period. If a Participant's employment with the Company and all Subsidiaries terminates during a performance period for any reason other than Retirement or death, the Performance Units issued with respect to that performance period will be forfeited on the date such Participant's employment terminates. Notwithstanding the foregoing provisions of this Part V, if a Participant's employment with the Company and all Subsidiaries terminates before the end of the Performance Period with respect to any Performance Units awarded to him, the Committee may determine that the Participant will be entitled to receive all or any portion of the units that he or she would otherwise receive, and may accelerate the determination and payment of the value of such units or make such other adjustments as the Committee, in its sole discretion, deems desirable.


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